SOTHEBY'S HOLDINGS, INC.
                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                            TO BE HELD JUNE 22, 1994

To the Shareholders of
  SOTHEBY'S HOLDINGS, INC.

     The Annual Meeting of Shareholders of SOTHEBY'S HOLDINGS, INC. (the "Company") will be held on Wednesday, June 22, 1994, at Sotheby's, 34-35 New Bond Street, London, England, at 10 o'clock in the forenoon, local time, for the following purposes:

          1. To elect ten (10) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

          2. To ratify the appointment of Deloitte & Touche as the Company's independent auditors for the year ending December 31, 1994; and

          3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 29, 1994 as the record date for determining the shareholders that are entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements thereof (the "Meeting").

                                            By Order of the Board of Directors
                                            A. ALFRED TAUBMAN, Chairman
Bloomfield Hills, Michigan
May 16, 1994

     SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT THE MEETING IN PERSON ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY AND TO RETURN IT IN THE ACCOMPANYING ENVELOPE IN ORDER THAT THE NECESSARY QUORUM MAY BE ASSURED. ANY PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE MEETING.

                            SOTHEBY'S HOLDINGS, INC.
                             500 N. WOODWARD AVENUE
                                   SUITE 100
                        BLOOMFIELD HILLS, MICHIGAN 48304
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 22, 1994

     This Proxy Statement is furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of Sotheby's Holdings, Inc. (the "Company"), for use at the annual meeting of shareholders and at any adjournment or adjournments thereof (the "Meeting") to be held, for the purposes set forth in the accompanying Notice of Annual Meeting, on Wednesday, June 22, 1994 at Sotheby's, 34-35 New Bond Street, London, England ("Sotheby's U.K."), at 10 o'clock in the forenoon, local time. The Company expects to mail this Proxy Statement on or about May 16, 1994.

     Valid Proxies will be voted as specified thereon at the Meeting. Any shareholder giving a Proxy in the accompanying form retains the power to revoke the Proxy at any time prior to its exercise. Any person giving a proxy may revoke it by written notice to the Company at any time prior to its exercise. In addition, attendance at the Meeting will not constitute a revocation of a Proxy unless the shareholder affirmatively indicates at the Meeting that such shareholder intends to vote the shares in person.

                                 ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended December 31, 1993, including financial statements examined by Deloitte & Touche, independent auditors, and their report thereon dated February 28, 1994, is being mailed with this Proxy Statement to each of the Company's shareholders of record at the close of business on April 29, 1994. IN ADDITION, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE SENT TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O SOTHEBY'S, INC., 1334 YORK AVENUE, NEW YORK, NEW YORK 10021.

                               VOTING SECURITIES

     The holders of record of shares of Class A Limited Voting Common Stock, par value $0.10 per share (the "Class A Common Stock"), or shares of Class B Common Stock, par value $0.10 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"), of the Company at the close of business on April 29, 1994 are entitled to vote at the Meeting. On that date, there were outstanding and entitled to vote 36,582,916 shares of Class A Common Stock, entitled to one vote per share, and 19,163,971 shares of Class B Common Stock, entitled to ten votes per share. At the Meeting, the holders of Class A Common Stock, voting as a class, will elect three directors, and the holders of Class B Common Stock, voting as a class, will elect the remaining seven directors.

     With respect to all matters that may properly come before the Meeting (other than the election of directors), holders of Common Stock will vote as a single class.

     Unless contrary instructions are indicated on the Proxy, all shares of Common Stock represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for directors named in the Proxy and FOR the ratification of the appointment of Deloitte & Touche as the Company's independent auditors. The disposition of all business that may properly come before the Meeting, other than the election of directors, requires the affirmative vote of a majority in voting power of the votes cast at the Meeting. The shares of Common Stock represented by a valid proxy which abstains with respect to any matter will be counted in determining the number of votes cast with respect to that matter but will not be counted as an affirmative vote in determining whether the affirmative vote of a majority of the shares was cast in favor of that matter.

     A broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. Thus a proxy submitted by a broker may indicate that all or a portion of the shares represented by such proxy are not being voted by such broker with respect to a particular matter. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. (Shares voted to abstain as to a particular matter will not be considered non-voted shares.) Accordingly, non-voted shares with respect to such matters will not affect the determination of whether such matter is approved.

     The Company knows of no business other than that set forth above to be transacted at the Meeting, but if other matters requiring a vote do arise, it is the intention of the persons named in the Proxy to vote in accordance with their judgment on such matters.

                             ELECTION OF DIRECTORS

     Ten directors are to be elected at the Meeting to serve until the next annual meeting and until their respective successors have been elected and qualified. All of the nominees are now members of the Board of Directors. Directors are elected by a plurality of the votes cast at the Meeting.

     The shares of Class A Common Stock represented by the enclosed Proxy, if given and unless otherwise specified, will be voted by the persons named as Proxies for the election of the following individuals nominated by the Board of
Directors:

                                                                                     YEAR FIRST
                                     NAME                                        ELECTED A DIRECTOR
- - -------------------------------------------------------------------------------  -------------------
A. Alfred Taubman..............................................................            1983
Max M. Fisher..................................................................            1983
Walter J. P. Curley............................................................            1993

     The shares of Class B Common Stock represented by the enclosed Proxy, if given and unless otherwise specified, will be voted by the persons named as Proxies for the election of the following individuals nominated by the Board of
Directors:

                                                                                     YEAR FIRST
                                     NAME                                        ELECTED A DIRECTOR
- - -------------------------------------------------------------------------------  -------------------
Lord Camoys....................................................................            1993
Diana D. Brooks................................................................            1992
Viscount Blakenham.............................................................            1987
The Rt. Hon. The Earl of Gowrie................................................            1985
Leslie H. Wexner...............................................................            1983
Michael L. Ainslie.............................................................            1984
R. Julian de la M. Thompson....................................................            1983

     It is not contemplated that any of the nominees will be unable or unwilling to serve; however, if any nominee is unable or unwilling to serve, it is intended that the shares represented by the Proxy, if given and unless otherwise specified therein, will be voted for a substitute nominee or nominees designated by the Board of Directors. Additional information regarding the nominees is contained under the caption "MANAGEMENT."

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 29, 1994 by its directors, named executive officers and 5% shareholders. The Company has relied upon information supplied by its officers, directors and certain shareholders and upon information contained in filings with the Securities and Exchange Commission. Each share of Class B Common Stock is freely convertible into one share of Class A Common Stock. Accordingly, under the applicable rules of the Securities and Exchange Act of 1934, holders of Class B Common Stock are deemed to own an equal number of shares of Class A Common Stock. For purposes of the calculation of the percentage of each class that each named officer, director and 5% shareholder beneficially owns, the number of shares of such class deemed to be outstanding is the sum of all outstanding shares of such class plus the number of shares that such beneficial owner has, or is deemed to have, the right to acquire by the exercise of options and/or conversion.

                 CLASS A AND CLASS B COMMON STOCK OWNERSHIP OF
               DIRECTORS, EXECUTIVE OFFICERS AND 5% SHAREHOLDERS

                                                       CLASS A COMMON STOCK        CLASS B COMMON STOCK
                                                    --------------------------  --------------------------
               DIRECTORS, EXECUTIVE                    NUMBER        PERCENT       NUMBER        PERCENT
           OFFICERS AND 5% SHAREHOLDERS               OF SHARES     OF CLASS      OF SHARES     OF CLASS
- - --------------------------------------------------  -------------  -----------  -------------  -----------
A. Alfred Taubman.................................     13,199,616(1)(2)    26.5%    13,199,516(2)    68.9%
200 E. Long Lake Road
Bloomfield Hills, MI 48304
Max M. Fisher.....................................      1,897,921(3)        4.9%     1,840,921(4)     9.6%
2700 Fisher Building
Detroit, MI 48202
Leslie H. Wexner..................................        540,216(5)        1.5%       393,316        2.1%
41 South High Street
Suite 3710
Columbus, OH 43215-6190
Lord Camoys.......................................          7,500           *
Barclays de Zoete Wedd
Ebbgate House, 2 Swan Lake
London EC4R 3TS, England
Michael L. Ainslie................................        715,200(6)        1.9%       715,000(7)        3.7%
Sotheby's, Inc.
1334 York Avenue
New York, New York 10021
Diana D. Brooks...................................        218,000(8)          *       218,000(9)        1.1%
Sotheby's, Inc.
1334 York Avenue
New York, New York 10021
The Rt. Hon.
The Earl of Gowrie................................         28,000(10)          *        28,000(11)          *
Sotheby's
34-35 New Bond Street
London W1 2AA England
R. Julian de la M. Thompson.......................        124,500(12)          *       124,500(13)          *
Sotheby's
34-35 New Bond Street
London W1 2AA England
Kevin A. Bousquette...............................         39,000(14)          *        30,000(15)          *
Sotheby's, Inc.
1334 York Avenue
New York, NY 10021
Simon de Pury.....................................         55,000(16)          *        40,000(17)          *
Sotheby's
13 Quai du Mont Blanc
CH-1201 Geneva, Switz.

                                                       CLASS A COMMON STOCK        CLASS B COMMON STOCK
                                                    --------------------------  --------------------------
               DIRECTORS, EXECUTIVE                    NUMBER        PERCENT       NUMBER        PERCENT
           OFFICERS AND 5% SHAREHOLDERS               OF SHARES     OF CLASS      OF SHARES     OF CLASS
- - --------------------------------------------------  -------------  -----------  -------------  -----------
Fidelity Management & Research Co.................      4,336,000         11.9%
82 Devonshire Street
Boston, MA 02109
GeoCapital Corporation............................      2,263,450(18)      6.2%
767 Fifth Avenue
New York, NY 10153
State of Wisconsin Investment Board...............      2,407,300          6.6%
P.O. Box 7842
Madison, WI 53707
Directors and Executive Officers..................     16,925,589(19)     31.8%    16,675,916 (19) 85.4%(19)
  as a Group


- - ---------------

     * Represents less than 1%.

     (1) Mr. Taubman owns 100 shares of Class A Common Stock. This figure also includes 9,730,886 shares of Class A Common Stock that he has, or is deemed to have, the right to acquire by converting shares of Class B Common Stock that Mr. Taubman owns as trustee of his grantor trust and also includes 3,468,630 shares of Class A Common Stock that he has the right to acquire by converting shares of Class B Common Stock owned by Taubman Investments Limited Partnership, as to which he has sole voting and dispositive control.

     (2) This figure includes 3,468,630 shares of Class B Common Stock owned by Taubman Investments Limited Partnership, as to which Mr. Taubman has sole voting and dispositive control, and excludes shares owned by Judith Taubman. Mr. Taubman disclaims beneficial ownership of the 792,830 shares of Class B Common Stock owned by Judith Taubman, his wife. Mr. Taubman and Taubman Investments Limited Partnership have pledged all of their shares of Class B Common Stock to certain banks. If the banks were to foreclose on the pledges, a change in control of the Company could take place under certain circumstances. In the opinion of Mr. Taubman, the chances of a foreclosure on the pledges are remote.

     (3) This figure includes 1,840,921 shares of Class A Common Stock that Mr. Fisher has, or is deemed to have, the right to acquire by converting shares of Class B Common Stock. See footnote 4 below. This figure also includes 57,000 shares of Class A Common Stock owned by a charitable foundation of which Mr. Fisher is a director. Mr. Fisher disclaims beneficial ownership of all shares of Class A Common Stock other than 1,830,161 shares relating to the shares of Class B Common Stock held by him as trustee of his grantor trust. See footnote 4. This figure excludes 2,100 shares of Class A Common Stock owned by a family trust of which Mr. Fisher's wife is a co-trustee.

     (4) This figure includes 10,760 shares of Class B Common Stock owned by various family trusts of which Mr. Fisher is a co-trustee and 1,830,161 shares of Class B Common Stock that Mr. Fisher holds as trustee of his grantor trust. This figure excludes 668,624 shares owned by Martinique Hotel, Inc., a corporation owned by Mr. Fisher's family. This figure also excludes 56,519 shares of Class B Common Stock owned by various family trusts of which Mr. Fisher's wife is a co-trustee. Mr. Fisher disclaims beneficial ownership of all shares other than those held by him as trustee of his grantor trust.

     (5) Mr. Wexner owns 146,900 shares of Class A Common Stock. This figure also includes 393,316 shares of Class A Common Stock that he has the right to acquire by converting shares of Class B Common Stock.

     (6) This figure includes 200 shares of Class A Common Stock owned by a trust for Mr. Ainslie's son, of which Mr. Ainslie is a trustee. Mr. Ainslie disclaims beneficial ownership of such shares. This figure also includes 700,000 shares of Class A Common Stock that Mr. Ainslie has the right to acquire by converting shares of Class B Common Stock and 15,000 shares of Class A Common Stock that he has the right to acquire by exercising options for Class B Common Stock and converting those shares.

     (7) Mr. Ainslie owns 700,000 shares of Class B Common Stock. This figure also includes 15,000 shares of Class B Common Stock that Mr. Ainslie has the right to acquire by exercising options.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

     (8) This figure includes 100,000 shares of Class A Common Stock that Ms. Brooks has the right to acquire by converting shares of Class B Common Stock and 118,000 shares of Class A Common Stock that she has the right to acquire by exercising options for shares of Class B Common Stock and converting those shares.

     (9) Ms. Brooks owns 100,000 shares of Class B Common Stock. This figure also includes 118,000 shares of Class B Common Stock that Ms. Brooks has the right to acquire by exercising options.

     (10) This figure represents shares of Class A Common Stock that Lord Gowrie has the right to acquire by exercising options for shares of Class B Common Stock and converting those shares.

     (11) This figure represents shares of Class B Common Stock that Lord Gowrie has the right to acquire by exercising options.

     (12) This figure includes 75,000 shares of Class A Common Stock that Mr. Thompson has the right to acquire by converting shares of Class B Common Stock and 49,500 shares of Class A Common Stock that he has the right to acquire by exercising options for Class B Common Stock and converting those shares.

     (13) Mr. Thompson owns 75,000 shares of Class B Common Stock. This figure also includes 49,500 shares of Class B Common Stock that Mr. Thompson has the right to acquire by exercising options.

     (14) Mr. Bousquette owns 9,000 shares of Class A Common Stock. This figure also includes 30,000 shares of Class A Common Stock that he has the right to acquire by exercising options for shares of Class B Common Stock and converting those shares.

     (15) This figure represents shares of Class B Common Stock that Mr. Bousquette has the right to acquire by exercising options.

     (16) Mr. de Pury owns 15,000 shares of Class A Common Stock. This figure also includes 40,000 shares of Class A Common Stock that Mr. de Pury has the right to acquire by exercising options for shares of Class B Common Stock and converting those shares.

     (17) This figure represents shares of Class B Common Stock that Mr. de Pury has the right to acquire by exercising options.

     (18) This figure includes 36,000 shares owned by employees of GeoCapital Corporation, as to which GeoCapital Corporation disclaims beneficial ownership. It also includes shares held in third parties' accounts over which GeoCapital Corporation has investment discretion but as to which GeoCapital Corporation disclaims beneficial ownership.

     (19) See above notes.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     All directors of the Company are elected to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board. The directors and executive officers of the Company (including certain officers of certain principal subsidiaries and divisions) are as follows:

                   NAME                         AGE                          PRESENT TITLE
- - ------------------------------------------  -----------  -----------------------------------------------------
A. Alfred Taubman.........................          69   Chairman and Director
Max M. Fisher.............................          85   Vice Chairman and Director
Lord Camoys...............................          54   Deputy Chairman and Director
Diana D. Brooks...........................          43   President, Chief Executive Officer and Director
Viscount Blakenham........................          56   Director
Walter J. P. Curley.......................          71   Director
The Rt. Hon. The Earl of Gowrie...........          54   Director
Leslie H. Wexner..........................          56   Director

                   NAME                         AGE                          PRESENT TITLE
- - ------------------------------------------  -----------  -----------------------------------------------------
Michael L. Ainslie........................          51   Director
George Bailey.............................          40   Managing Director, Sotheby's Europe
Kevin A. Bousquette.......................          36   Senior Vice President and Chief Financial Officer
Thomas F. Gannalo.........................          42   Vice President, Controller and Chief Accounting
                                                           Officer
Simon de Pury.............................          42   Chairman, Sotheby's Europe
William F. Ruprecht.......................          38   Managing Director, Sotheby's North and South America
R. Julian de la M. Thompson...............          52   Director; Chairman, Sotheby's Asia
Henry Wyndham.............................          40   Chairman, Sotheby's (U.K.)
Mitchell Zuckerman........................          48   President, Sotheby's Financial Services, Inc.



     Mr. Taubman is a private investor. Since 1983, Mr. Taubman has been the largest shareholder, Chairman and a director of the Company. He is Chairman of Taubman Centers, Inc., a company engaged in the regional retail shopping center business. He is also a director of R. H. Macy & Co., Inc., which owns and operates department stores throughout the United States. In January 1992, R.H. Macy & Co. filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. He is also Chairman of the Board of Woodward & Lothrop Holdings, Inc. and a director of Woodward & Lothrop Incorporated, both of which filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in January 1994.



     Mr. Fisher is a private investor and has been Vice Chairman of the Company since 1986 and a director of the Company since 1983. He is a director of Comerica Incorporated, a bank holding company.



     Lord Camoys became a director of the Company in October 1993 and assumed the role of Deputy Chairman of the Company effective April 1, 1994. Since 1989 he has been Deputy Chairman of Barclays de Zoete Wedd Holdings Limited, the international investment banking arm of Barclays Group. He is a director of 3i Group plc, an investment group, and is Deputy Chairman of National Provident Institution.



     Ms. Brooks has been the President and Chief Executive Officer of the Company since April 1, 1994. She became President and Chief Executive Officer of Sotheby's, the Company's worldwide auction business, in March 1993. She became a director of the Company in 1992. She was named Chief Executive Officer of Sotheby's, Inc. in 1990 and President of Sotheby's, Inc. in 1987.



     Lord Blakenham became a director of the Company in 1987. Since 1961, he has served in various executive positions with Pearson plc, a British media company that serves worldwide information, education and entertainment markets and which has a substantial interest in the three Lazard investment banking firms. He has been Executive Chairman of Pearson plc since 1983. He is a Managing Director of Lazard Brothers & Co., Limited, an investment banking firm, and the non-executive Chairman of MEPC, plc, a commercial real estate investment and development company.



     Mr. Curley became a director of the Company in April 1993. From 1989 to March 1993, Mr. Curley served as U.S. Ambassador to France. Prior to 1989, Mr. Curley was U.S. Ambassador to Ireland, was a partner of J.H. Whitney & Co., and was a principal in his own private venture capital investment firm, W.J.P. Curley. Mr. Curley is a director of American Exploration Company, an oil and gas exploration and development company, Coflexip S.A., a manufacturer of flexible pipe for the petroleum industry, Fiduciary Trust International, a funds management firm, and The France Growth Fund, a closed end investment company. He is also a member of the International Advisory Committee of Compagnie Financiere de Paribas, an international bank.


     Lord Gowrie has been a director of the Company since 1985. He served as Chairman of Sotheby's Europe from 1992 through 1993. From 1988 to 1991, Lord Gowrie served as Chairman of Sotheby's

(U.K.), which then encompassed the United Kingdom, Europe, Asia and Australia. Lord Gowrie is a director of the Ladbroke Group PLC, an entertainment and leisure company.



     Mr. Wexner has been a director of the Company since 1983. Since 1963, he has been President and Chairman of The Limited, Inc., which is one of the leading women's apparel specialty stores and mail order retailers in the United States. Mr. Wexner is a director and a member of the Executive Committee of Banc One Corporation.



     Mr. Ainslie has been a director of the Company since 1984, and was the President and Chief Executive Officer of the Company from 1984 to April 1, 1994. Mr. Ainslie is also Chairman of Sotheby's International Realty, Inc.



     Mr. Bailey was appointed Managing Director of Sotheby's Europe in January 1994. From 1992 through 1993, he served as director of Business Development, Sotheby's Europe. From 1987 to 1992, Mr. Bailey was the director of operations, Sotheby's (U.K.). Mr. Bailey joined Sotheby's in 1979.



     Mr. Bousquette has been Senior Vice President and Chief Financial Officer since April 1993. From 1985 to 1992, Mr. Bousquette was an executive at Kohlberg Kravis Roberts & Co., L.P., a merchant banking firm, and a limited partner of KKR Associates, L.P.



     Mr. Gannalo was appointed Vice President and Controller in April 1991, and was also named Chief Accounting Officer in August 1992. He joined the Company in 1987 as Controller of Sotheby's, Inc.



     Mr. de Pury was appointed Chairman of Sotheby's Europe in January 1994. He served as Deputy Chairman of Sotheby's Europe from 1992 through 1993. From 1988 to 1991, he served as Deputy Chairman of Sotheby's (U.K.), directly responsible for European development. He joined the Company in 1986 as Managing Director, Sotheby's International, Inc., responsible for all continental European offices.



     Mr. Ruprecht was appointed Executive Vice President and Managing Director of Sotheby's, Inc. in February 1994. In 1992, he became Director of Marketing for the Company worldwide, a position he continues to hold. From 1986 to 1992, he served as director of marketing for Sotheby's, Inc. Mr. Ruprecht joined the Company in 1980.



     Mr. Thompson has been a director of the Company since 1983 and became Chairman of Sotheby's Asia in January 1992, directly responsible for development in Asia, India and Australia. From 1988 to 1991 he was Deputy Chairman of Sotheby's (U.K.), directly responsible for development in Asia.



     Mr. Wyndham became Chairman of Sotheby's (U.K.) in February 1994. Since prior to 1989, he was partner of the St. James Art Group, an art dealing business.



     Mr. Zuckerman has been President of Sotheby's Financial Services, Inc., since 1988. From June 1986 until 1989, he served as Senior Vice President, Corporate Development of the Company. From 1984 to 1988, he was Senior Vice President, Business Development of Sotheby's, Inc.


INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company met six times during 1993. The Board of Directors has an Audit and Compensation Committee (the "Committee"), which met six times during 1993. As of December 31, 1993, the Committee consisted of Mr. Fisher, Viscount Blakenham and Mr. Curley. Each of the directors, with the exception of Mr. Thompson and Mr. Wexner, attended at least 75% of the meetings of the Board and of any committees of the Board on which he or she served during the period that he or she served.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth all compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company during each of the last three years.

SUMMARY COMPENSATION TABLE

                                                                                                 ALL OTHER
                                                                                   LONG-TERM    COMPENSATION
                                               ANNUAL COMPENSATION                COMPENSATION      (15)
                                 -----------------------------------------------  ------------  ------------
                                                                                     STOCK
                                                                    OTHER ANNUAL    OPTIONS
NAME AND PRINCIPAL POSITION        YEAR       SALARY    BONUS (4)   COMPENSATION      (#)
- - -------------------------------  ---------  ----------  ----------  ------------  ------------
Michael L. Ainslie                    1993  $  430,000  $             $  16,800(8)      75,000       19,708
  President and Chief Executive       1992     430,000                  224,325(9)                   26,500
  Officer                             1991     430,000     101,000       20,250(10)                  26,550

Diana D. Brooks                       1993  $  400,000  $  233,000(5) $   8,640(11)     250,000      34,250
  President and Chief Executive       1992     280,000     255,000(5)                                23,000
  Officer, Sotheby's                  1991     280,000     151,000                                   44,050

Roger C. Faxon(1)                     1993  $  300,000  $  225,000(6) $ 248,739(12)      25,000      25,000
  Managing Director, Sotheby's        1992     300,000     200,000(6)   767,187(13)                  22,978
  Europe                              1991     300,000     101,000       18,854(14)      75,000       6,300

Simon de Pury(2)                      1993  $  243,180  $  190,000(7) $                 100,000      30,469
  Chairman, Sotheby's Europe          1992     230,106      80,000                       14,000      34,515
                                      1991     222,600      39,000                                   26,467

Kevin A. Bousquette(3)                1993  $  239,808  $   70,000    $                 150,000       7,500
  Senior Vice President and
  Chief Financial Officer

- - ---------------

 (1) Mr. Faxon resigned from the Company effective December 31, 1993.

 (2) Mr. de Pury served as Deputy Chairman of Sotheby's Europe in 1993. He assumed the position of Chairman of Sotheby's Europe on January 1, 1994.

 (3) Mr. Bousquette joined the Company in March 1993.

 (4) The 1993 bonus amounts include cash paid in 1994 in respect of 1993 performance.

 (5) The 1993 bonus amount includes a payment of $60,000, representing part of a special payment awarded to senior officers to reflect the fact that salaries had been frozen since January 1990, and the 1992 bonus amount includes a payment of $30,000, representing part of the special payment. The balance of the special payment will be paid to Ms. Brooks in 1994, contingent on her continued employment. The 1993 bonus amount also includes payment of a deferred bonus of $23,000 paid for services rendered in connection with the acquisition of Matisse and the management of AMA. The 1992 bonus amount also includes payment of a deferred bonus of $75,000 paid in connection with the acquisition of Matisse and the management of AMA.

 (6) The 1993 bonus amount includes a special bonus of $25,000 paid to Mr. Faxon in 1993 in respect of 1993 performance. The 1992 bonus amount reflects not only performance-related payments but also inducements to relocate to London to manage European operations.

 (7) The 1993 bonus amount includes a payment of $60,000, representing part of a special payment awarded to senior officers to reflect the fact that salaries had been frozen since January 1990. The balance of the special payment will be paid to Mr. de Pury in 1994, contingent on his continued employment.

 (8) Company car payment.

 (9) Includes a company car payment and, in accordance with the terms of Mr. Ainslie's employment agreement, a payment of $207,525 in respect of stock options exercised in 1992 ($0.15 per share).

(10) Company car payment.

(11) Company car payment.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)
(12) This amount includes a housing allowance ($78,156), a utilities allowance, a company car payment and moving expenses. This amount also includes a $150,000 severance payment paid to Mr. Faxon in connection with his resignation from the Company effective December 31, 1993. This amount does not include amounts which will be paid to Mr. Faxon in respect of 1993 to compensate him for the increased income tax for which he was liable as a result of his relocation to London in 1992, which amounts have not yet been finally calculated.

(13) Mr. Faxon relocated to London at the Company's request. This amount reflects reimbursement for losses associated with a sale, controlled by the Company, of his U.S. residence ($455,898) and the related tax reimbursement ($204,824), moving expenses, a housing allowance and an annual company car payment. This amount does not include amounts which will be paid to Mr. Faxon in respect of 1992 to compensate him for the increased income tax for which he was liable as a result of his relocation to London, which amounts have not yet been finally calculated.

(14) Moving expense associated with Mr. Faxon's relocation from Los Angeles to New York.

(15) The amounts disclosed in this column for 1993 include:

     (a) Company contributions of the following amounts under the Retirement Savings Plan: $11,792 on behalf of Mr. Ainslie, $11,792 on behalf of Ms. Brooks, $11,467 on behalf of Mr. Faxon and $5,171 on behalf of Mr. Bousquette;

     (b) Company contributions of the following amounts under benefit equalization agreements: $7,916 on behalf of Mr. Ainslie, $22,458 on behalf of Ms. Brooks, $13,533 on behalf of Mr. Faxon and $2,329 on behalf of Mr. Bousquette; and

     (c) a Company contribution under the Switzerland plan of $30,469 on behalf of Mr. de Pury.

  Stock Option Plan

     In 1987, the Company instituted the 1987 Stock Option Plan, including its U.K. Sub-Plan (the "Stock Option Plan" or "Plan"), for employees of the Company. The purposes of the Plan are to provide employees with added incentives to continue in the employ of the Company, to encourage proprietary interest in the Company through the acquisition of its stock and to attract new employees with outstanding qualifications. Options may be granted under the Plan until July 27, 1997, and the Plan expires for all purposes on July 27, 2007. The Board of Directors may suspend, discontinue, revise or amend the Plan at any time with respect to shares not subject to options at the time of the amendment, except that, without the approval of the Company's shareholders, no such revision or amendment may increase the number of shares subject to the Plan, change the eligibility requirements or remove the restrictions regarding amendment of the Plan.

     The Audit and Compensation Committee of the Company's Board of Directors (the "Committee"), in its discretion (based on each employee's performance and expected future contribution to the Company), selects the employees eligible to participate in the Plan. Under the U.K. Sub-Plan, options may only be granted to a director or employee of the Company, or any of its subsidiaries, who is a U.K. resident, and only if the resident devotes not less than 25 hours per week, in the case of a director, or 20 hours per week, in the case of an employee who is not a director, to his or her duties, subject to certain other limitations.

     The Committee, in its discretion, determines the number of options to be granted to an employee. Under the U.K. Sub-Plan, a U.K. resident may not receive options for shares under the U.K. Sub-Plan with aggregate exercise prices (converted to their pound sterling equivalent at the date of grant) exceeding the greater of B.P.100,000 or four times relevant compensation during the current or preceding year.

     Only options on shares of Class B Common Stock can be granted under the Plan, although, under certain circumstances, optionees may receive shares of Class A Common Stock upon exercise. In July 1988, Rule 19c-4 (the "Rule"), which generally would require the New York Stock Exchange (the "NYSE") to disallow the listing of any equity security of any issuer if the issuer takes any action that would have the effect of disparately reducing the voting rights of the issuer's registered common stock, was adopted under the Securities Exchange Act of 1934. Although the Rule was vacated by a federal appellate court, the Rule has been adopted by the NYSE as a NYSE rule. The NYSE's version of the Rule, as currently interpreted and applied, prevents the continued listing of the Class A Common Stock on the NYSE if the Company issues any additional shares of Class B Common Stock other than in satisfaction of options granted under the Plan prior to the Rule's effective date. The Company has received permission from the NYSE to continue to grant options under the Plan subject to the condition that each prospective optionee must agree that if the Company cannot issue shares of Class B Common Stock to such optionee upon exercise and maintain the listing of the Class A Common Stock on the NYSE, the optionee will receive shares of Class A Common Stock instead of shares of Class B Common Stock. The NYSE has proposed a change to its rules which would allow the Company to issue additional shares of Class B Common Stock.

     An optionee may exercise an option granted prior to October 1992 to the extent of one-third of the number of shares subject to the option in each of the fourth, fifth and sixth years of employment after the date of the grant of the option on a cumulative basis, although the Committee has the discretion to accelerate the exercise dates of options to a date, in the case of an option granted under the U.K. Sub-Plan subsequent to July 3, 1991, not earlier than the third anniversary of the date of grant and, in the case of any other option, not earlier than six months and one day after the relevant date of grant.

     Effective October 1992, the Committee approved a change in vesting for all subsequent grants, such that an optionee, except those subject to the U.K. Sub-Plan, may exercise an option to the extent of one-fifth of the number of shares subject to the option in each of the second, third, fourth, fifth and sixth years of employment after the date of the grant on a cumulative basis. Under the U.K. Sub-Plan, optionees may exercise an option to the extent of three-fifths of the number of shares subject to the option in the fourth year and one-fifth in each of the fifth and sixth years of employment after the grant date.

     If an optionee terminates employment after the date of grant for reasons other than death, disability, retirement or cause, the option may be exercised to the extent it is vested and has not previously been exercised at the time of termination of employment. If the termination is for cause, which is defined as gross misconduct or unacceptable behavior as determined by the Committee, the right to exercise the option is forfeited. If the termination of employment is because of death, disability or retirement, the option may be exercised in full. There are certain limitations on the timing of exercise of the option after termination of employment. No option may be exercised after ten years from the date of the initial grant.

     Under the current provisions of the Internal Revenue Code of 1986, an optionee who is a U.S. citizen or resident will not realize any income for federal income tax purposes upon the grant of an option. The optionee will, however, receive compensation income at the time of the exercise of the option in the amount of the excess of the fair market value of the shares at the time of exercise over the exercise price. In the United States, the Company will receive a deduction at that time in the amount that the U.S. optionee includes in income.

     The aggregate number of shares of stock that may be issued upon exercise of options is limited to 16,507,076 shares of authorized but unissued or reacquired Class B Common Stock. As of December 31, 1993, options for 5,229,997 shares of Class B Common Stock held by 410 employees of the Company were outstanding. Of this total, options for 1,099,166 shares were held by executive officers of the Company. At December 31, 1993, options for 4,809,433 shares of Class B Common Stock were available for grant under the Plan.

     The limitation on the number of shares, the number of shares covered by each option and the exercise price for such shares will be adjusted proportionately in the event of any increase or decrease in the number of issued shares of Class A Common Stock or Class B Common Stock or both resulting from a subdivision or consolidation of such shares, any payment of a stock dividend, any reorganization, consolidation, dissolution, liquidation, merger, exchange of shares, recapitalization, stock split, reverse stock split or any other increase or decrease, without consideration, in the number of issued shares of either Class A Common Stock or Class B Common Stock.

     Participants in the Plan receive an annual statement regarding their option activity. This statement includes date of grant, number of options granted, exercise price and vesting dates. Participants also receive all information sent to shareholders generally, including annual and quarterly reports and proxy statements.

     The exercise price of an option is determined by the Committee at the date of grant, and may not be less than the fair market value of the underlying shares as of the date of grant.

  Retirement Savings Plan

     The Company has a Retirement Savings Plan (the "Retirement Savings Plan") for employees of the Company and its subsidiaries in the United States. Effective May 1, 1993, there was a change in the eligibility requirements for participation, such that employees are eligible to participate in the Retirement Savings Plan as of the first day of the month following completion of a 90-day waiting period commencing on the date of employment. Prior to May 1, 1993, employees who had completed 1,000 hours of service during the 12-month period commencing on the date of employment or during any calendar year thereafter were eligible to participate in the Retirement Savings Plan as of the first day of the month following completion of the service requirement.

     The Company contributes 2% of each participant's compensation to the Retirement Savings Plan on behalf of the participant. In addition, participants may elect to save between 2% and 12% of their compensation, up to the maximum amount allowable under the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, on a pre-tax basis. Participants also may elect to make after-tax contributions, subject to certain limits. Employee pre-tax savings are matched by a Company contribution of up to an additional 3% of the participant's compensation. The total amount of contributions for each participant is subject to certain limitations under the Code, and the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     For the purpose of determining contributions, compensation is defined as aggregate earnings, including basic compensation, commissions, overtime, premiums, sickness (other than long-term disability) and vacation pay and cash bonuses, but specifically excludes other incentive compensation, severance pay, contributions to other welfare and pension plans (except other plans qualifying under Section 401(k) of the Code) and reimbursement of expenses.

     Employees may direct the apportionment of their account balances between four funds: a fixed income fund, an equity fund, a balanced fund and, subject to certain limitations, a Company stock fund. Income taxes on savings, contributions (other than after-tax contributions) and investment earnings are deferred until benefits are paid out to the employee upon retirement, death or earlier termination of employment or withdrawal. The receipt of benefits attributable to the Company's contributions (including the 2% Company contribution and matching contributions) is subject to vesting and forfeiture provisions of the plan; other amounts are fully vested at all times.

     Participants may borrow from their Retirement Savings Plan accounts for any purpose. The maximum amount which may be borrowed by any participant is the lesser of $50,000 or one-half of the participant's vested account balance in the plan.

     Company contributions to the Retirement Savings Plan made on behalf of the named executive officers have been included in the Summary Compensation Table.

  Switzerland Plan

     In accordance with the requirements of Swiss law, Sotheby's AG, the Company's Swiss operating subsidiary, established in 1985 a fully insured pension plan for its full-time employees whose salaries exceed 22,560 Swiss francs ("SF"). There are two elements of the plan: a savings element (the "Savings Plan") and a risk element (the "Risk Plan"). Employees are eligible to join the Savings Plan as of the January 1 following attainment of age 24 and the Risk Plan as of the January 1 following attainment of age 17.

     Under the Savings Plan, an individual retirement account is established for each participating employee. Each year, the account is credited with a percentage of the employee's adjusted salary, which is the employee's annual salary including bonuses and other allowances reduced by SF 22,560, with a minimum adjusted salary of SF 2,820. Longer serving employees were made eligible for additional Company contributions in respect of service with the Company prior to 1985 and in respect of salary in excess of SF 112,800 for which no contributions had been made prior to 1993. The percentage of adjusted salary credited to the account ranges from 7% to 30%, depending on the employees' age, sex and past service. The Company pays between 66% and 80% of this total contribution, with the remainder paid by employees. The account is also credited with interest at a rate fixed by the Federal Council.

     At retirement age, which is age 65 for men and age 62 for women, the employee's account is converted to a life annuity, with provisions for contingent widow's pension of 60% of the retiree's benefit and immediate pensions of 20% of the retiree's benefit for certain children of the retiree. Participants may elect to receive their retirement benefits in a lump sum in lieu of the annuity.

     The Risk Plan provides disability and death benefits to employees, their widows and certain of their children. Benefits are generally a percentage of the amount credited to the employee's account, excluding interest. Benefits under the Risk Plan are funded by insurance premiums, all of which are paid by the Company.

     Mr. de Pury is the only named executive officer who participates in the plan. A total of SF 47,227 ($30,469) contributed in 1993 by the Company on behalf of Mr. de Pury is included in the Summary Compensation Table.

  Bonuses

     The Company's officers are eligible to receive incentive bonuses. Bonuses are recommended by management and approved by the Committee. Actual awards are a function of the Company's after-tax worldwide profit and the individual's performance.

     In view of a 36-month salary freeze for senior officers of the Company, supplemental compensation was approved in 1992 for selected officers as an alternative to market-based salary adjustments. Once granted, these awards are paid in four semiannual payments and are contingent upon continued employment. Bonuses awarded to the named executives have been included in the Summary Compensation Table.

  Benefit Equalization Agreements

     The total annual contributions to the Company's Retirement Savings Plan are subject to certain limitations under the Code and ERISA for each participant. Officers (generally senior vice presidents and above) of the Company and its U.S. subsidiaries who are affected by such limitations may enter into agreements pursuant to which their salaries will be reduced, and the Company will maintain accounts on their behalf, in the amount of the difference between (i) the aggregate amount of contributions that would have been made to the Retirement Savings Plan in the absence of the limitations, and (ii) the aggregate amount of contributions actually made to the plan. Amounts deferred in 1993 and subsequent years will be credited with the same earnings yield credited to contributions made to the fixed income fund maintained under the Retirement Savings Plan. Benefits under these unfunded agreements will be paid at the same time and in the same manner as benefits under the Company's Retirement Savings Plan. Amounts deferred by named executives of the Company pursuant to benefit equalization agreements in 1993 have been included in the Summary Compensation Table.

                                 STOCK OPTIONS

     The following table sets forth information regarding option grants to the named executive officers in 1993:

                             OPTION GRANTS IN 1993

                                                                                            POTENTIAL REALIZABLE VALUE
                                                                                            AT ASSUMED ANNUAL RATES OF
                                                                                             STOCK PRICE APPRECIATION
                                                       INDIVIDUAL GRANTS                        FOR OPTION TERM(2)
                                     -----------------------------------------------------  --------------------------
                                      NUMBER OF     PERCENT OF
                                       SHARES      TOTAL OPTIONS
                                     UNDERLYING     GRANTED TO      EXERCISE
                                       OPTIONS     EMPLOYEES IN     PRICE PER   EXPIRATION
    NAME                             GRANTED(1)        1993           SHARE        DATE          5%           10%
- - -----------------------------------  -----------  ---------------  -----------  ----------  ------------  ------------
Michael L. Ainslie.................      75,000           3.19%     $   12.50      6/15/03  $    589,589  $  1,494,134
Kevin A. Bousquette................     150,000           6.38%     $   12.50      6/15/03  $  1,179,177  $  2,988,267
Diana D. Brooks....................     125,000           5.32%     $   13.38      1/26/03  $  1,051,433  $  2,664,538
Diana D. Brooks....................     125,000           5.32%     $   12.50      6/15/03  $    982,648  $  2,490,223
Roger C. Faxon.....................      25,000           1.06%     $   13.38
Simon de Pury......................     100,000           4.26%     $   13.38      1/26/03  $    841,147  $  2,131,631

- - ---------------
(1) Each named executive officer's options will vest and become exercisable to the extent of one-fifth of the number of shares subject to the option on each of the first, second, third, fourth and fifth anniversary of the date of grant. The options granted to Mr. Faxon were unvested at the time of his resignation from the Company effective December 31, 1993, and were therefore forfeited as of such date.

(2) The actual value, if any, that may be realized by each individual will depend on the closing price of the Class A Common Stock on the NYSE on the day preceding the exercise date. The option term for these option grants is ten years. The appreciation rates used in the table are provided to comply with Item 402(c) of Regulation S-K and do not necessarily reflect the views of management as to the potential realizable value of options.

     The following table provides information on option exercises in 1993 by the named executive officers and year-end option values for unexercised options held by the named executive officers:

         AGGREGATED OPTION EXERCISES IN 1993 AND YEAR-END OPTION VALUES

                                                                                         VALUE OF UNEXERCISED
                               SHARES                       NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                              ACQUIRED                       OPTIONS AT YEAR-END               YEAR-END
                             ON EXERCISE      VALUE      ---------------------------  ---------------------------
    NAME                         (#)        REALIZED     EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
- - ---------------------------  -----------  -------------  -----------  --------------  -----------  --------------
Michael L. Ainslie.........           0   $           0           0         75,000     $       0     $  215,625
Kevin A. Bousquette........           0   $           0           0        150,000     $       0     $  431,250
Diana D. Brooks............           0   $           0      42,000        286,000     $ 102,000     $  660,375
Roger C. Faxon.............           0   $           0      25,000        150,000     $       0     $  415,625
Simon de Pury..............           0   $           0      13,334        120,666     $  42,502     $  250,997

     As of April 29, 1994, options in respect of 5,819,873 shares of Class B Common Stock held by 438 employees of the Company and its subsidiaries were outstanding.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Audit and Compensation Committee (the "Committee") is responsible to the Board of Directors for overseeing and reviewing audit results, monitoring the effectiveness of internal audit functions and advising the Board with respect to compensation matters and employee benefit plans of the Company. The Committee has authority to grant options under the Company's Stock Option Plan. As of December 31, 1993, the Committee consisted of Max M. Fisher, Chairman, Viscount Blakenham and Walter J.P. Curley, none of whom participates in any of the plans administered by the Committee.

PHILOSOPHY

     The Company has a long-standing philosophy of establishing compensation levels that are designed to both attract and retain executives with outstanding leadership ability and experience and be competitive in the market.

     Compensation for executive officers is comprised of three major components: salary, cash bonuses and stock option grants.

     The Committee considers the following factors in determining an executive officer's total compensation, including stock option grants: (i) Company performance, (ii) individual performance and job responsibilities, (iii) comparative analyses of compensation levels and option grant levels at companies in various markets, (iv) historical compensation levels and stock option grants at the Company and (v) recommendations of management. The comparative analysis of compensation packages and the companies selected for comparison are provided by professional compensation consultants approved by the Committee and retained by the Company for this purpose. The executive compensation comparative analysis includes companies from other comparable industries, because the Committee believes that the Company's range of competitors for executive talent is broader than the peer group that is appropriate for purposes of comparing shareholder return in the Performance Comparison Graph on page 16.

ANNUAL COMPENSATION

  Salary

     The Committee sets base salaries for executives which both reflect the job responsibilities of each individual and are consistent with base salaries paid for competitive positions in the market.

  Annual Cash Incentives

     Each of the named executives, other than Mr. Ainslie, was awarded a performance-based bonus for 1993 based on (i) the individual's performance, evaluated with respect to performance targets and personal objectives set at the beginning of the year; (ii) the Company's overall performance and the performance of the Company unit in which the individual is employed; and (iii) competitive practice.

     Mr. Ainslie did not receive a bonus for 1993. This decision was based on his recommendation, as CEO, as well as Mr. Ainslie's overall compensation package, including long-term incentives.

LONG-TERM COMPENSATION

  Stock Options

     The purpose of the Company's Stock Option Plan is to provide employees with long-term incentives that correspond directly with the interests of the shareholders. In addition, the Plan's vesting schedules encourage key employees to continue in the employ of the Company. The Company granted stock options to approximately 25% of its employees in 1993.

     The Committee determines the stock option grants to the named executives based on each individual's current and expected future contribution to the Company, as well as competitive market practice and related factors listed above.

     In 1993 Congress enacted Section 162(m) of the Internal Revenue Code ("Section 162(m)"), effective for taxable years beginning in 1994. Section 162(m) limits to $1 million per year the amount that may be deducted by the Company for certain compensation paid to each of its Chief Executive Officer (the "CEO") and the four highest paid named executives, other than the CEO, whose compensation is reported in the Company's proxy statement, unless the compensation qualifies as "performance-based compensation" under Section 162(m). The Company believes that the Stock Option Plan currently satisfies the requirements of Section 162(m) for performance-based compensation and that any compensation realized by the CEO and the named executives upon exercise of an option under the Stock Option Plan is exempt from such deduction limit.

     The Committee intends to review the Company's executive compensation arrangements in light of Section 162(m) and, where practical, to modify such arrangements to assure that executive compensation meets the requirements for deductibility under Section 162(m). However, the Committee considers it important to retain flexibility to design compensation arrangements that address a full range of performance criteria, even where compensation payable under such programs may not be fully deductible. The Committee will re-examine its policy with respect to Section 162(m) on an ongoing basis.

                                      THE AUDIT AND COMPENSATION COMMITTEE
                                              Max M. Fisher, Chairman
                                              Viscount Blakenham
                                              Walter J.P. Curley

                               PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total shareholder return on its Class A Common Stock (for the period December 31, 1988 to December 31, 1993) with the cumulative return of the Standard & Poor's S&P 500 Stock Index ("S&P 500") and Christie's International plc ("Christie's").

     The Company and Christie's, a publicly held company in the United Kingdom, are the two largest art auction houses in the world. The auction sales in 1993 of the next largest auction house totaled approximately 5% of the combined sales of Sotheby's and Christie's in that year. Based on the unique nature of the international art auction business and the large gap between the two largest auction houses and the next competitor, a peer group of one, Christie's, provides the most appropriate index.

     The changes shown in the graph are based on the assumption that $100 had been invested in Sotheby's stock, S&P 500 and Christie's stock on December 31, 1988 and that dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. Christie's stock trades on the London Stock Exchange in pounds sterling; the sterling amounts at each date on the graph were translated into U.S. dollars using the exchange rates prevailing at the close of business on those dates.

                       Comparison of Cumulative Total Return
                      Among Sotheby's, Christie's and S&P 500

                                     [Graph]

                ---------------------------------------------------------------
                12/31/88   12/31/89  12/31/90   12/31/91    12/31/92   12/31/93
                ---------------------------------------------------------------

SOTHEBY'S          100       245        120       146         156        203
CHRISTIE'S         100       173        117       106          88        133
S&P 500            100       132        128       166         179        197

CERTAIN TRANSACTIONS

  Loan Programs

     The Company has two loan programs that are available to certain U.S. employees at the President's discretion. The first is a mortgage guarantee program, whereby the employee borrows from a bank on a demand basis and pays an annual interest rate equal to the prime rate. All of the repayment obligations of the employee are guaranteed by the Company. Under the second program, the Company lends money to certain employees to purchase a residence under term notes bearing interest at an annual interest rate equal to the prime rate minus 1 - 2%. This program is available to employees at the Company's discretion. At March 9, 1994, Mitchell Zuckerman, an executive officer, had borrowings outstanding under the first program of $14,167 and borrowings outstanding under the second program of $186,666. At March 9, 1994, William Ruprecht, another executive officer, had borrowings outstanding under the first program of $68,333 and borrowings outstanding under the second program of $168,333.

  Purchase of Assets

     In October 1993, Sotheby's (U.K.), a subsidiary of the Company, entered into an agreement with Henry Wyndham Fine Art Ltd. ("Fine Art"), an art dealing business in which Henry Wyndham, who has since become Chairman of Sotheby's (U.K.), has a substantial equity interest. Under the agreement, Sotheby's (U.K.) agreed to purchase from Fine Art various paintings outright, as well as Fine Art's interest in another painting. Under the terms of the agreement, Sotheby's (U.K.) paid Fine Art B.P.218,000 ($327,654) for a group of paintings in December 1993 and B.P.150,000 ($225,450) for a portion of its interest in another painting in February 1994. Fine Art has the right to sell its remaining interest in such painting to Sotheby's (U.K.) in February 1995 for B.P.180,000 ($270,540). The original cost to Fine Art of its interest in such painting was approximately B.P.300,000 ($450,900). However, the fair market value of such interest is deemed by the Company to be in excess of the purchase price. The various purchase prices were determined by the Company with reference to recent sale prices of comparable property.

  Development Project

     The Company currently leases the premises at 1334 York Avenue, New York, New York (the "York Property") from an unaffiliated party under a 30-year lease expiring in 2009, which contains an option to extend the term for an additional 30 years until July 31, 2039. The lease also grants the Company a right of first refusal with respect to the sale of the York Property.

     In addition, York Avenue Development, Inc. ("York"), a wholly-owned subsidiary of Sotheby's, Inc., has the right to purchase the fee interest in the York Property by exercising certain options available through January 31, 1999 and during the months of August 1999, August 2004 and July 2009.

     Since 1983, management of the Company has evaluated various alternatives for the realization of the value of the right to purchase the fee interest in the York Property. Additionally, the Company has studied how best to satisfy its demand for additional office and auction space.

     Under an agreement with Taubman York Avenue Associates, Inc. ("Associates"), Associates will assist York in developing and financing a new, mixed-use tower (the "New Tower") over the existing four-story building on the York Property should a decision be made to proceed with such development. Sotheby's, Inc. has structured the transaction to isolate the financial exposure of the Company with respect to development of the New Tower in one subsidiary, namely, York. A. Alfred Taubman, the Company's Chairman and largest shareholder, is presently the sole shareholder of Associates. Further information regarding the Company's agreement with Associates in connection with the New Tower is set forth in Note I to the Consolidated Financial Statements in the Annual Report.

     Sotheby's, Inc. also assigned to York its rights under a certain project services agreement dated November 8, 1985 (the "Project Services Agreement"), entered into between Sotheby's, Inc. and The Taubman Company ("TTC"), which is an affiliate of A. Alfred Taubman. York assumed all obligations of Sotheby's, Inc. under the Project Services Agreement. Under the Project Services Agreement, TTC agreed to develop the New Tower on behalf of Sotheby's, Inc. and to provide consultation and advice to Sotheby's, Inc. in connection with the development of the New Tower, should a decision be made to proceed with the development.

COMPENSATION OF DIRECTORS

     Each director of the Company who is not an executive officer of the Company receives an annual fee of $15,000, plus a fee of $1,000 for each Board meeting attended by such director, and a fee of $500 ($1,000 for the chairman of the committee) for each committee meeting attended by such director, in addition to reimbursement of expenses.

                              INDEPENDENT AUDITORS

     Deloitte & Touche, or its predecessor, Deloitte, Haskins & Sells, have been the independent auditors for the Company since 1983. The Board of Directors has selected Deloitte & Touche as the independent auditors for 1994, subject to shareholder ratification. The affirmative vote of a majority of the votes cast at the Meeting will be necessary to approve the resolution.

     The Company expects that representatives of Deloitte & Touche will be present at the Meeting and will be afforded an opportunity to make a statement if they desire to do so. The Company also expects such representatives of Deloitte & Touche to be available at that time to respond to appropriate questions addressed to the officer presiding at the Meeting.

                         PROPOSALS OF SECURITY HOLDERS

     Any shareholder proposal intended to be presented for consideration at the annual meeting to be held in 1994 must be received by the Company at 500 N. Woodward Avenue, Suite 100, Bloomfield Hills, Michigan 48304 by the close of business on January 13, 1995. If the date of such meeting is changed by more than 30 days from the date such meeting is scheduled to be held, the proposal must be received by the Company at a reasonable time before the solicitation of proxies for such meeting is made. Proposals should be sent to the attention of the Secretary. A person may submit only one proposal for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof (which in the aggregate may not exceed 500 words in length) from its proxy statement and form of proxy.

                          COSTS OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which shares are beneficially owned by others, to send the proxy material to, and to obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

                               SOTHEBY'S HOLDINGS, INC.
                         CLASS A LIMITED VOTING COMMON STOCK

                                        PROXY

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 22, 1994


               The undersigned hereby appoints each of A. ALFRED TAUBMAN and DIANA D. BROOKS, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Sotheby's Holdings, Inc., on Wednesday, June 22, 1994, and at any adjournment thereof, and to vote at such meeting the shares of Class A Limited Voting Common Stock that the undersigned would be entitled to vote if personally present in accordance with the following instructions and to vote in their judgment upon all other matters which may properly come before the meeting and any adjournment thereof.

               If more than one of the above named Proxies  shall be present
          in  person  or  by  substitution   at  such  meeting  or  at  any
          adjournment thereof, the majority of said Proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

              (Continued and to be SIGNED and dated on the reverse side.)



                               ^ FOLD AND DETACH HERE ^

   The Board of Directors recommends a vote FOR Proposals 1 and 2. If no direction is given, the shares will be voted for Proposals 1 and 2. Such shares will be voted in the proxies' discretion upon such other business as may properly come before the meeting.


   ELECTION OF DIRECTORS


                                               Election  by holders  of Class  A
     FOR all Nominees           WITHHOLD       Limited Voting Common Stock of A.
      listed (except as     AUTHORITY to vote  Alfred Taubman, Max M. Fisher and
        marked to the       for all Nominees   Walter J. P. Curley as directors.
       contrary to the
     right)                                    To withhold authority to vote for
                                               any  individual   nominee,  write
                                               that nominee's name  on the space
                                               provided below.

                                               _________________________________


   The ratification of the appointment of Deloitte
   & Touche as independent auditors for 1994.

        FOR    AGAINST    ABSTAIN

                                           Please sign  exactly as  name appears
                                           below.  When shares are held by joint
                                           tenants,  both  should  sign.    When
                                           signing   as    attorney,   executor,
                                           administrator,  trustee, or guardian,
                                           please give full title as such.  If a
                                           corporation,    please   sign    full
                                           corporate name by  President or other
                                           authorized officer. If a partnership,
                                           please sign  in partnership  name  by
                                           authorized person.

                                           _____________________________________
                                           Signature

                                           _____________________________________
                                           Signature if held jointly


                                           Dated:_______________________, 1994

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                      USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             ^  FOLD AND DETACH HERE  ^



          SOTHEBY'S
         FOUNDED 1744



          Dear Stockholder(s) of Sotheby's Holdings, Inc.:

          Enclosed you will find material regarding the Company's 1994 Annual Meeting of Stockholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

          Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is important to us. We look forward to hearing from you.

                               SOTHEBY'S HOLDINGS, INC.
                                CLASS B COMMON STOCK

                                        PROXY

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 22, 1994


               The undersigned hereby appoints each of A. ALFRED TAUBMAN and DIANA D. BROOKS, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Sotheby's Holdings, Inc., on Wednesday, June 22, 1994, and at any adjournment thereof, and to vote at such meeting the shares of Class B Common Stock that the undersigned would be entitled to vote if personally present in accordance with the following instructions and to vote in their judgment upon all other matters which may properly come before the meeting and any adjournment thereof.

               If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, the majority of said Proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

              (Continued and to be SIGNED and dated on the reverse side.)




                               ^ FOLD AND DETACH HERE ^

   The Board of Directors recommends a vote FOR Proposals 1 and 2. If no direction is given, the shares will be voted for Proposals 1 and 2. Such shares will be voted in the proxies' discretion upon such other business as may properly come before the meeting.


          ELECTION OF DIRECTORS


                                               Election by holders of Class B
     FOR all Nominees           WITHHOLD       Common Stock of Lord Camoys,
      listed (except as     AUTHORITY to vote  Diana D. Brooks,, Viscount
        marked to the       for all Nominees   Blakenham, The Rt. Hon. The Earl
       contrary to the                         of Gowrie, Leslie H. Wexner,
     right)                                    Michael L. Ainslie and R. Julian
                                               de la M. Thompson as directors.

                                               To withhold authority to vote for
                                               any individual nominee, write
                                               that nominee's name on the space
                                               provided below.

                                               _________________________________

   The ratification of the appointment of Deloitte
   & Touche as independent auditors for 1994.

        FOR    AGAINST    ABSTAIN

                                           Please sign exactly as name appears
                                           below.  When shares are held by joint
                                           tenants, both should sign.  When
                                           signing as attorney, executor,
                                           administrator, trustee, or guardian,
                                           please give full title as such.  If a
                                           corporation, please sign full
                                           corporate name by President or other
                                           authorized officer.  If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.

                                           _____________________________________
                                           Signature


                                           _____________________________________
                                           Signature if held jointly

                                           Dated:_______________________,1994

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                      USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             ^  FOLD AND DETACH HERE  ^



          SOTHEBY'S
         FOUNDED 1744



          Dear Stockholder(s) of Sotheby's Holdings, Inc.:

          Enclosed you will find material regarding the Company's 1994 Annual Meeting of Stockholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

          Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is important to us. We look forward to hearing from you.

                               SOTHEBY'S HOLDINGS, INC.
                         CLASS A LIMITED VOTING COMMON STOCK

                                        PROXY

             Proxy Solicited by the Board of Directors for Annual Meeting
                         of Shareholders -- 22 June 1994


               The undersigned hereby appoints each of A. ALFRED TAUBMAN and DIANA D. BROOKS, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Sotheby's Holdings, Inc., on Wednesday, 22 June 1994, and at any adjournment thereof, and to vote at such meeting the shares of Class A Limited Voting Common Stock that the undersigned would be entitled to vote if personally present in accordance with the following instructions and to vote in their judgment upon all other matters that may properly come before the meeting and any adjournment thereof.

               If more than one  of the above named Proxies shall be present
          in  person  or  by  substitution   at  such  meeting  or  at  any
          adjournment thereof, the majority of said Proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.


                             PROPOSALS             /FOR/  /AGAINST/  /ABSTAIN/
   1      The election of A. Alfred Taubman as
          as a Director of the Company              /  /    /   /      /   /

   2      The election of Max M. Fisher
          as a Director of the Company              /  /    /   /      /   /

   3      The election of Walter J. P. Curley
          as a Director of the Company             /  /    /   /      /   /

   4      The ratification of the appointment
          of Deloitte & Touche as the
          independent auditors for 1994            /  /    /   /      /   /


          Please indicate with an X in the space provided how you wish your
          vote to be cast.   If no direction is given,  such shares will be
          voted for  the  proposals.   Such  shares will  be  voted in  the
          proxies' discretion upon such other business as may properly come before the meeting.

          ______________________________
          Name(s)                            Please  sign  and  date  below.
                                             When shares are  held  by joint
          ______________________________     tenants, both should sign. When
          Address                            signing as attorney, executor,
          ______________________________     administrator,   trustee,  or
                                             guardian,  please give in full
          ______________________________     title  as   such.    If   a
                                             corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer.   If
                                             a partnership, please  sign in
                                             partnership name by authorized
                                             person.
                                             ______________________________
                                             Signature
                                             ______________________________
                                             Signature if held jointly

                                             Dated:__________________, 1994

                                             PLEASE  MARK,  SIGN,  DATE AND
                                             RETURN THE PROXY CARD PROMPTLY
                                             USING  THE  ENCLOSED  POSTAGE-
                                             PAID  ENVELOPE  SO  AS  TO  BE
                                             RECEIVED  NO  LATER  THAN  THE
                                             TIME FIXED FOR THE MEETING.